UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2012

LENDER PROCESSING SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34005	26-1547801
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

601 Riverside Avenue

Jacksonville, Florida 32204

(Address of principal executive offices)

Registrant’s telephone number, including area code: (904) 854-5100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On September 27, 2012, Lender Processing Services, Inc. (the “Company”) issued a press release announcing its plans for the commencement of an offering of $600 million in aggregate principal amount of Senior Notes due 2023.

On September 27, 2012, the Company also issued a press release announcing the commencement of a tender offer and consent solicitation for any and all of its 8.125% Senior Notes due 2016.

A copy of the press releases are attached hereto as Exhibit 99.1 and Exhibit 99.2 and are incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibit

99.1	Press release of Lender Processing Services, Inc., issued September 27, 2012.

99.2	Press release of Lender Processing Services, Inc., issued September 27, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LENDER PROCESSING SERVICES, INC.

By:	/s/ Thomas L. Schilling

Name:	Thomas L. Schilling
Title:	Executive Vice President and Chief Financial Officer

Date: September 27, 2012

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of Lender Processing Services, Inc., issued September 27, 2012.

99.2	Press release of Lender Processing Services, Inc., issued September 27, 2012.